                                                              EXECUTION VERSION

                  FIRST AMENDMENT AND AGREEMENT, dated as of March 31, 1998 (this "First Amendment") to the Credit Agreement dated as of October 28, 1997 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among CARIBINER INTERNATIONAL, INC., a Delaware corporation (the "Parent"), CARIBINER, INC., a New York corporation (the "Company"; together with the Parent, "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent") and MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent (in such capacity, the "Syndication Agent").

                            W I T N E S S E T H :

                  WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Syndication Agent are parties to the Credit Agreement;

                  WHEREAS, the Borrowers have advised the Administrative Agent and the Lenders that, in accordance with Section 7.05 of the Credit Agreement, the Parent proposes to transfer the Capital Stock of CEL, subject to the charge on such Capital Stock under the CEL Pledge Agreement, to the Company, which, in turn, proposes to transfer such Capital Stock, subject to such charge, to Target Acquisition Corp. (collectively, the "UK Reorganization");

                  WHEREAS, the Borrowers have further advised the Administrative Agent and the Lenders that, (a) on or around April 1, 1998, Target will cease to be an Excluded Foreign Subsidiary and (b) in connection with the UK Reorganization, Target Acquisition Corp. is required to issue additional shares of Capital Stock to the Company to reflect a portion of the Company's investment in Target Acquisition Corp.;

                  WHEREAS, the Borrowers have requested that the Lenders agree
(a) to amend the Credit Agreement in certain respects to reflect the UK Reorganization, (b) to amend the Target Acquisition Corp. Pledge Agreement to permit the issuance of additional shares of its Capital Stock to the Company (subject to the charge therein under the Target Acquisition Corp. Pledge Agreement) and (c) to permit the Borrowers until June 15, 1998 to comply with the Borrowers' obligations under Section 6.10 of the Credit Agreement arising as a result of Target ceasing to be an Excluded Foreign Subsidiary; and

                  WHEREAS, the Lenders are willing to so agree, but only upon the terms and conditions of this First Amendment;

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:

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                                                                               2

                  1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.

                  2. Consent to UK Reorganization. Upon satisfaction of the conditions precedent set forth in Section 8 below, the Lenders hereby consent to the UK Reorganization.

                  3. Amendment to Subsection 1.01. Subsection 1.01 of the Credit Agreement is hereby amended by (a) deleting the words "the Parent" from the definition of the term "CEL Pledge Agreement" and (b) substituting therefor the words "Target Acquisition Corp.".

                  4. Amendment to Exhibit D-2. Exhibit D-2 of the Credit Agreement is hereby amended by (a) deleting said Exhibit in its entirety and
(b) substituting therefor Exhibit 1 to this First Amendment.

                  5. Agreement Concerning Section 6.10. The Borrowers and the Lenders hereby agree that, on or before June 15, 1998, the Borrowers shall:

                           (a) cause Target Acquisition Corp. to (i) execute and deliver to the Administrative Agent a new pledge agreement, substantially in the form of the Target Pledge Agreement, or such amendments to the Target Pledge Agreement as the Administrative Agent deems necessary or advisable in order to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in 100% of the Capital Stock of Target, (ii) deliver to the Administrative Agent share certificates representing such Capital Stock, registered in the name of the Administrative Agent or its nominee and (iii) take all other actions the Administrative Agent deems necessary or advisable in order to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in such Capital Stock;

                           (b) cause Target (i) to (A) execute and deliver to the Administrative Agent a new pledge agreement or pledge agreements, in form and substance satisfactory to the Administrative Agent, granting to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in 100% of the Capital Stock of the Subsidiaries of Target that are Domestic Subsidiaries and a perfected security interest in the Capital Stock of each Excluded Foreign Subsidiary which is owned by Target (provided that in no event shall more than 65% of the Capital Stock of any such Excluded Foreign Subsidiary be required to be so pledged), (B) deliver to the Administrative Agent, in the case of each such Domestic Subsidiary of Target, the certificates representing the Capital Stock of such Domestic Subsidiaries, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of Target and, in the case of each such Excluded Foreign Subsidiary of Target, share certificates representing the Capital Stock of such Excluded Foreign Subsidiaries, registered in the name of the Administrative Agent or its nominee and (C) take all other actions necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in all such Capital Stock; (ii) to (A) become a party to one or more security agreements substantially in

                                                                               3
         the form of Exhibit E to the Credit Agreement and (B) take such actions necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the collateral (subject to Liens permitted by Section 7.03) to be described in such security agreement(s), including, without limitation, the filing of UCC financing statements in such jurisdictions as may be required by such security agreement or by law or as may be requested by the Administrative Agent, (iii) to become a party to a guarantee substantially in the form of Exhibit F-2 of the Credit Agreement;

                           (c) cause each Domestic Subsidiary of Target that is a Significant Subsidiary (i) to (A) become a party to one or more security agreements, in form and substance satisfactory to the Administrative Agent, and (B) take such actions necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the collateral (subject to Liens permitted by Section 7.03) to be described in such security agreement(s), including, without limitation, the filing of UCC financing statements in such jurisdictions as may be required by such security agreement or by law or as may be requested by the Administrative Agent, and (ii) to become a party to a guarantee substantially in the form of Exhibit F-1 of the Credit Agreement; and

                           (d) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in the preceding clauses (a), (b) and (c), which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

                  6. Agreement Concerning Target Acquisition Corp. Pledge Agreement. The Lenders hereby consent to the execution and delivery by the Administrative Agent of an amendment to the Target Acquisition Corp. Pledge Agreement substantially in the form of Exhibit 2 to this First Amendment.

                  7. Representations and Warranties; No Default. After giving effect to this First Amendment, the Borrowers hereby represent and warrant that all representations and warranties contained in the Credit Agreement are true and correct as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this First Amendment.

                  8. Conditions to Effectiveness of this First Amendment. This First Amendment shall be effective as of the date first set forth above upon the satisfaction of the following conditions:

                           (a) receipt by the Administrative Agent of counterparts hereof duly executed and delivered by the Borrowers and Majority Lenders and consented to by the Loan Parties (other than the Borrowers);

                           (b) receipt by the Administrative Agent of (i) a Mortgage of Shares duly executed and delivered by Target Acquisition Corp. and the Administrative Agent, substantially in the form of
         Exhibit 1 hereto and otherwise in form and substance satisfactory to the Administrative Agent, granting to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in 100% of the Capital Stock of CEL, (ii) share certificates representing such Capital Stock, registered in the name of the Administrative Agent or its nominee and (iii) a legal opinion of Allen & Overy, special English counsel to the Administrative Agent, relating to the matters described in the preceding clauses (i) and
         (ii), which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent; and

                           (c) the payment by the Borrowers of all amounts owing under the Credit Agreement, the payment of which has been requested on or prior to the date hereof, including amounts owing in respect of interest, fees and expenses.

                  9. Miscellaneous. (a) Except as expressly amended by this First Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this First Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents.

                  (b) This First Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This First Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  (c) This First Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.



                                        CARIBINER CARIBINER INTERNATIONAL, INC.

                                           By /s/ Arthur F. Dignam
                                             ---------------------------------
                                             Name:  Arthur F. Dignam
                                             Title: Exec. V.P. and Chief
                                                    Financial and Administrative
                                                    Officer

                                                                               5
                                        CARIBINER, INC.

                                           By /s/ Arthur F. Dignam
                                             ---------------------------------
                                             Name:  Arthur F. Dignam
                                             Title: Executive Vice President and
                                                    Chief Financial and
                                                    Administrative Officer

                                        THE CHASE MANHATTAN BANK, individually
                                        and as Administrative Agent

                                           By /s/ Thomas J. Cox
                                             ---------------------------------
                                             Name:  Thomas J. Cox
                                             Title: Vice President

                                        MERRILL LYNCH CAPITAL CORPORATION,
                                        individually and as Syndication Agent

                                           By /s/ Christopher Birosak
                                             ---------------------------------
                                             Name:  Christopher Birosak
                                             Title: Vice President

                                        BANKBOSTON, N.A.

                                           By /s/ Maura Wadlinger
                                              --------------------------------
                                              Name:  Maura Wadlinger
                                              Title: Vice President

                                        BANKERS TRUST COMPANY

                                           By /s/ G. Andrew Keith
                                              --------------------------------
                                              Name:  G. Andrew Keith
                                              Title: Vice President

                                        THE BANK OF NEW YORK

                                        By /s/ Edward F. Ryan, Jr.
                                           ------------------------------------
                                           Name:  Edward F. Ryan, Jr.
                                           Title: Vice President

                                        THE BANK OF NOVA SCOTIA

                                        By /s/ Brian S. Allen
                                           ------------------------------------
                                           Name:  Brian S. Allen
                                           Title: Senior Relationship Manager

                                        CREDIT AGRICOLE INDOSUEZ

                                        By
                                           ------------------------------------
                                           Name:
                                           Title:

                                        FIRST UNION NATIONAL BANK

                                        By /s/ Jorge Gonzalez
                                           ------------------------------------
                                           Name:  Jorge Gonzalez
                                           Title: Senior Vice President

                                        FLEET BANK, N.A.

                                        By /s/ Thomas J. Levy
                                           ------------------------------------
                                           Name:  Thomas J. Levy
                                           Title: Vice President

                                        THE MITSUBISHI TRUST AND BANKING
                                           CORPORATION

                                        By
                                           ------------------------------------
                                           Name:
                                           Title:

                                        NATIONSBANK, N.A.

                                        By /s/ Diana H. Inman
                                           ------------------------------------
                                           Name:  Diana H. Inman
                                           Title: Vice President

                                        PNC BANK, NATIONAL ASSOCIATION

                                        By
                                           ------------------------------------
                                           Name:
                                           Title:

                                        ROYAL BANK OF CANADA

                                        By /s/ James S. Kelly
                                           ------------------------------------
                                           Name:  James S. Kelly
                                           Title: Manager

                                        BANK POLSKA, KASA OPIEKI S.A.
                                        PEKAO S.A. GROUP, NEW YORK BRANCH

                                        By /s/ William A. Shea
                                           ------------------------------------
                                           Name:  William A. Shea
                                           Title: Senior Lending Officer

                                        SUMMIT BANK

                                        By /s/ Robert D. Mace
                                           ------------------------------------
                                           Name:  Robert D. Mace
                                           Title: Assistant Vice President